UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2016

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 13, 2016, the operating partnership of Medical Properties Trust, Inc., a Maryland corporation (the “Company”), MPT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership (“MPT Finance,” and together with the Operating Partnership, the “Issuers”), and the Company, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Issuers’ 5.250% Senior Notes due 2026 (the “Notes”). The offering of the Notes is expected to close on or about July 22, 2016, subject to customary closing conditions.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Company.

The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Issuers’ and the Company’s effective registration statement on Form S-3 (File No. 333-190543), each of which has been filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and covenants by the Issuers and the Company. It also provides for customary indemnification by each of the Issuers and the Company for losses or damages arising out of or in connection with the sale of the Notes.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2016, among the Issuers, the Company and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1	Opinion of Goodwin Procter LLP regarding legality of senior notes offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: July 14, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2016, among the Issuers, the Company and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

5.1	Opinion of Goodwin Procter LLP regarding legality of senior notes offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)